Form N-SAR
Item 77O

Name of Registrant:     American General Series Portfolio
Company 3

Name of Portfolio:      American General Small Cap Growth Fund

Issuer:         Synquest, Inc.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Bear Sterns

Underwriting Syndicate Members:

Bear Stearns & Co, Inc.         J.P. Morgan Securities, Inc.
Wit SoundView Corp.             Banc of America Securities,
LLC
Chase H & Q             CIBC World Markets, Corp.
Dain Rauscher, Incorporated             Donaldson, Lufkin & Jenrette
Securities, Corp.
FleetBoston Robertson Stephens, Inc.            Morgan Stanley & Co, Inc.
Prudential Securities, Inc.             Salomon Smith Barney, Inc.
SG Cowen Securities, Corp.              UBS Warburg, LLC
Thomas Weisel Partners, LLC             Adams, Harkness & Hill, Inc.
Aegis Capital, Corp.            William Blair & Co, LLC
Legg Mason Wood Walker, Inc.            Needham & Company, Inc.
Northeast Securities, Inc.              Pacific Growth Equities, Inc.
Sanders Morris Harris           Sands Brothers & Co., Ltd.
Southwest Securities, Inc.              C.E. Unterberg, Towbin
Wachovia Securities, Inc.

Date Offering Commenced:        08/15/00

Date of Purchase:               08/15/00

Principal Amount of Offering:   $5,000,000.00

Offering price: $7.00

Purchase price: $7.00

Commission, spread or profit:   $.49/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 442,000 shares

Form N-SAR
Item 77O

Name of Registrant:     American General Series Portfolio
Company 3

Name of Portfolio:      American General Small Cap Growth Fund

Issuer:         Avici Systems, Inc.

Years of Operation:                             4

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Morgan Stanley & Co.

Underwriting Syndicate Members:

Morgan Stanley & Co., Inc.              J.P. Morgan Securities, Inc.
Lehman Brothers, Inc.           UBS Warburg, LLC
Dain Rauscher Wessels           First Union Securities, Inc.
FleetBoston Robertson Stephens, Inc.            Jefferies & Company, Inc.
Edward D. Jones & Co., L.P.             Brad Peery, Inc.
U.S. Bancorp Piper Jaffray              Thomas Weisel Partners, LLC

Date Offering Commenced:        07/27/00

Date of Purchase:               07/27/00

Principal Amount of Offering:   $7,000,000.00

Offering price: $31.00

Purchase price: $31.00

Commission, spread or profit:   $2.17/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 33,230 shares

Form N-SAR
Item 77O

Name of Registrant:     American General Series Portfolio
Company 3

Name of Portfolio:      American General Small Cap Growth Fund

Issuer:         Speechworks International,
Inc.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Hambrecht & Quest

Underwriting Syndicate Members:

Chase Securities, Inc.          J.P. Morgan Securities, Inc.
US Bancorp Piper Jaffray, Inc.          Bear Stearns & Co, Inc.
Dain Rauscher Wessels           Donaldson, Lufkin & Jenrette
Sec., Corp.
Morgan Stanley Dean Witter              S. G. Cowen Securities
Adams Harkness & Hill, Inc.             Advest, Inc.
Chatsworth Securities, LLC              Fidelity Capital Markets
First Analysis Securities Corporation           Ladenburg, Thalmann & Co,
Inc.
Tucker Anthony Cleary Gull

Date Offering Commenced:        08/1/00

Date of Purchase:               08/1/00

Principal Amount of Offering:   $4,750,000.00

Offering price: $20.00

Purchase price: $20.00

Commission, spread or profit:   $1.40/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 54,990 shares

Form N-SAR
Item 77O

Name of Registrant:     American General Series Portfolio
Company 3

Name of Portfolio:      American General Small Cap Growth Fund

Issuer:         Lexar Media, Inc.

Years of Operation:                             3+

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:        Archipelago and Hambrecht
& Quest

Underwriting Syndicate Members:

Chase Securities, Inc.          J.P. Morgan Securities, Inc.
SG Cowen Securities Operations          Wit SoundView Corporation
FleetBoston Robertson Stephens, Inc.            CIBIC World Markets, Corp.
Lehman Brothers, Inc.           Thomas Weisel Partners, LLC
US Bancorp Piper Jaffray, Inc.          UBS Warburg, LLC
Kaufman Brothers, L.P.          Morgan Keegan & Co, Inc.
Needham & Co., Inc.             Raymond James & Associates,
Inc.
Sutro & Co., Incorporated        Tucker Anthony Cleary Gull

Date Offering Commenced:        08/15/00

Date of Purchase:               08/15/00

Principal Amount of Offering:   $6,500,000.00

Offering price: $8.00

Purchase price: $8.00

Commission, spread or profit:   $.56/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 775,700 shares




Form N-SAR
Item 77O

Name of Registrant:     American General Series Portfolio
Company 3

Name of Portfolio:      American General Small Cap Growth Fund

Issuer:         Krispy Kreme Doughnuts

Years of Operation:                             63

Underwriting Type:                              Firm

Offering Type:          U.S. Registered

Underwriter from whom Purchased:     Deutsche, Morgan & Grenfell

Underwriting Syndicate Members:

Deutsche Bank Securities, Inc.   J.P. Morgan Securities, Inc.
Dain Rauscher Incorporated.
BB&T Capital Markets/Scott & Stringfellow, Inc.
Banc of America Securities, Inc.
Donaldson, Lufkin & Jenrette Securities
Merrill Lynch, Pierce, Fenner & Smith, Inc.      Morgan Stanley & Co, Inc.
FleetBoston Robertson Stephens, Inc.            George K. Baum & Co.
J. C. Bradford & Co.            First Southwest Company
Josephthal & Co, Inc.           McDonald Investments, Inc. a
KeyCorp Co.
Morgan Keegan & Co, Inc.                Edgar M. Norris & Co., Inc.
Raymond James & Associates, Inc.                The Robinson-Humphrey Co,
LLC
SunTrust Equitable Securities, Corp.

Date Offering Commenced:        04/05/00

Date of Purchase:               04/05/00

Principal Amount of Offering:   $3,000,000.00

Offering price: $21.00

Purchase price: $21.00

Commission, spread or profit:   $1.47/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser: 15,900 shares